Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of April 10, 2019, is entered into by and between Evofem Biosciences, Inc., a Delaware corporation (the “Company”), and each “Purchaser” named in that certain Securities Purchase Agreement, dated as of April 10, 2019, by and between the Company and each Purchaser (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.
WHEREAS, the Company and the Purchasers have entered into the Purchase Agreement.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and the Purchase Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
SECTION 1. CERTAIN DEFINITIONS.
In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1:
“Effectiveness Period” means the period of time in which the Company is required to maintain effectiveness of the First Closing Registration Statement or Second Closing Registration Statement, as applicable.
“Purchasers” means the Purchasers identified in the Purchase Agreement and any affiliate or permitted transferee of any Purchaser who is a subsequent holder of Registrable Securities.
“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.
“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).
“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.
“Registrable Securities” means (i) the Shares, (ii) the Common Warrant Shares and (iii) all securities directly or indirectly issued or then issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been transferred pursuant to Rule 144, (y) such holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by the holder, or (z) such securities shall have ceased to be outstanding.
“Registration Statement” means any registration statement of the Company under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“SEC” means the U.S. Securities and Exchange Commission.
“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.
SECTION 2. REGISTRATION.

(a)	Registration Statements.

(i)
Promptly following the First Closing Date but no later than thirty (30) days after the First Closing Date (the “First Closing Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering all of the Registrable Securities issued at the First Closing or issuable upon exercise of securities issued at the First Closing (the “First Closing Registrable Securities”). Each Registration Statement filed hereunder shall be on Form S-3 and for an offering to be made on a continuous basis pursuant to Rule 415 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(d)) and, subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that PDL BioPharma, Inc. shall not be named as an “underwriter” in such Registration Statement without the PDL BioPharma, Inc.’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the First Closing Registrable Securities. Such Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to PDL BioPharma, Inc. prior to its filing or other submission.

(ii)
Promptly following the Second Closing Date but no later than thirty (30) days after the Second Closing Date (the “Second Closing Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering all of securities issued at the Second Closing or issuable upon exercise of securities issued at the Second Closing (the “Second Closing Registrable Securities”). Each Registration Statement filed hereunder shall be on Form S-3 and for an offering to be made on a continuous basis pursuant to Rule 415 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(d)) and, subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Purchaser shall be named as an “underwriter” in such Registration Statement without the Purchaser’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Second Closing Registrable Securities. Such Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to the Purchasers prior to its filing or other submission.

(iii)
No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.  Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the SEC, provided that this Section shall not prohibit the Company from (A) filing amendments to registration statements filed prior to the date of this Agreement or (B) filing a Form S-8 with the SEC.

(iv)
Piggy-Back Registrations. If, at any time during the Effectiveness Period (as defined below), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Purchaser a written notice of such determination and, if within fifteen (15) Business Days after the date of the delivery of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered (a “Piggyback Registration”); provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the SEC pursuant to the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by such Purchaser. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the participating Purchasers in writing that, in its or their opinion, the number of securities that such Purchasers and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities requested to be sold by such Purchaser that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated among the Purchasers that have requested to participate in such Registration based on an amount equal to the lesser of (x) the number of such Registrable Securities requested to be sold by such Purchaser, and (y) such Purchaser’s pro rata portion of Registrable Securities, which number shall be equal to the aggregate number of Registrable Securities to be registered or sold (excluding any shares to be registered or sold for the account of the Company) multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities held by such Purchaser, and the denominator of which is the aggregate number of Registrable Securities held by all Purchasers requesting that their Registrable Securities be registered or sold, and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

(b)
Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all reasonable fees and disbursements of legal counsel for PDL BioPharma, Inc. not to exceed $50,000, (viii) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (ix) all fees and expenses incurred in connection with the distribution or transfer of Registrable Securities to or by a Purchaser or its permitted transferees in connection with a Public Offering, (x) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale, (xi) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (xii) all expenses related to the “road show” for any Underwritten Public Offering, including the reasonable out-of-pocket expenses of the Holders and underwriters, if so requested, (xiii) all reasonable fees and disbursements of legal counsel for Invesco Asset Management Ltd. not to exceed $15,000 for such counsel and (xiv) all reasonable fees and disbursements of legal counsel for Woodford Investment Management Limited not to exceed $15,000 for such counsel. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities. To the extent that underwriting discounts and selling commissions are incurred in connection with the sale of Registrable Securities in an Underwritten Public Offering hereunder, such underwriting discounts and selling commissions shall be borne by the Purchasers selling Registrable Securities in such offering, pro rata on the basis of the number of Registrable Securities sold on their behalf in such Underwritten Public Offering.

(c)	Effectiveness.

(i)
The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable after the filing thereof. The Company shall respond promptly to any and all comments made by the staff of the SEC on each Registration Statement, and shall submit to the SEC, within two (2) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such requests. The Company shall notify the Purchasers that purchased the Registrable Securities being registered by such Registration Statement by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after such Registration Statement is declared effective and shall simultaneously provide such Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)
If, with respect to any Registration Statement covering the First Closing Registrable Securities: (A) such Registration Statement covering the First Closing Registrable Securities is not filed with the SEC on or prior to the First Closing Filing Deadline (if the Company files a Registration Statement without affording PDL BioPharma, Inc. the opportunity to review and comment on the same as required by Section 3(c) herein, the Company shall be deemed to have not satisfied this clause (A)), (B) the Company fails to file with the SEC a request for acceleration of the effectiveness of such Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within two (2) Business Days after the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, (C) prior to the effective date of such Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, (D) such Registration Statement covering the First Closing Registrable Securities is not declared effective by the SEC prior to the 75th calendar day following the First Closing Date (or, in the event of a “review” by the SEC, the 120th calendar day following the First Closing Date), (E) after the effective date of such Registration Statement, the Registration Statement ceases for any reason to remain continuously effective as to all First Closing Registrable Securities included in such Registration Statement during the applicable Effectiveness Period, or PDL

BioPharma, Inc. are otherwise not permitted to utilize the Prospectus therein during the applicable Effectiveness Period to resell such First Closing Registrable Securities, for more than thirty (30) consecutive trading days or more than an aggregate of sixty (60) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as a “First Closing Event”, and for purposes of clauses (A) and (D), the date on which such First Closing Event occurs, and for purpose of clause (B) the date on which such two (2) Business Day period is exceeded, and for purpose of clause (C) the date which such ten (10) calendar day period is exceeded, and for purpose of clause (E) the date on which such thirty (30) trading day or sixty (60) calendar day period, as applicable, is exceeded being referred to as a “First Closing Event Date”), then, in addition to any other rights that PDL BioPharma, Inc. may have hereunder or under applicable law, on each such First Closing Event Date and on each monthly anniversary of each such First Closing Event Date (if the applicable First Closing Event shall not have been cured by such date) until the applicable First Closing Event is cured, the Company shall pay to PDL BioPharma, Inc. an amount in cash, as partial liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by PDL BioPharma, Inc. for the First Closing Registrable Securities issued in the First Closing (pro rated for partial months). Notwithstanding anything to the contrary herein or in the Purchase Agreement, in no event shall the aggregate amount of such partial liquidated damages (excluding interest) payable to PDL BioPharma, Inc. pursuant to this Section exceed, in the aggregate, 8.0% of the aggregate purchase price paid by PDL BioPharma, Inc. for the First Closing Registrable Securities issued in the First Closing. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within three (3) Business Days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to PDL BioPharma, Inc., accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of a First Closing Event.

(iii)
If, with respect to any Registration Statement covering the Second Closing Registrable Securities: (A) such Registration Statement covering the Second Closing Registrable Securities is not filed with the SEC on or prior to the Second Closing Filing Deadline (if the Company files a Registration Statement without affording the Purchasers the opportunity to review and comment on the same as required by Section 3(c) herein, the Company shall be deemed to have not satisfied this clause (A)), (B) the Company fails to file with the SEC a request for acceleration of the effectiveness of such Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within two (2) Business Days after the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, (C) prior to the effective date of such Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, (D) such Registration Statement covering the Second Closing Registrable Securities is not declared effective by the SEC prior to the 150th calendar day following the Second Closing Date (or, in the event of a “review” by the SEC, the 240th calendar day following the First Closing Date), (E) after the effective date of such Registration Statement, the Registration Statement ceases for any reason to remain continuously effective as to all Second Closing Registrable Securities included in such Registration Statement during the applicable Effectiveness Period, or the Purchasers are otherwise not permitted to utilize the Prospectus therein during the applicable Effectiveness Period to resell such Second Closing Registrable Securities, for more than thirty (30) consecutive trading days or more than an aggregate of sixty (60) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as a “Second Closing Event”, and for purposes of clauses (A) and (D), the date on which such Second Closing Event occurs, and for purpose of clause (B) the date on which such two (2) Business Day period is exceeded, and for purpose of clause (C) the date which such ten (10) calendar day period is exceeded, and for purpose of clause (E) the date on which such thirty (30) trading day or sixty (60) calendar day period, as applicable, is exceeded being referred to as a “Second Closing Event Date”), then, in addition to any other rights that the Purchasers may have hereunder or under applicable law, on each such Second Closing Event Date and on each monthly anniversary of each such Second Closing Event Date (if the applicable Second Closing Event shall not have been cured by such date) until the applicable Second Closing Event is cured, the Company shall pay to the Purchasers an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by the Purchasers for the Second Closing Registrable Securities issued in the Second Closing (pro rated for partial months). Notwithstanding anything to the contrary herein or in the Purchase Agreement, in no event shall the aggregate amount of such partial liquidated damages (excluding interest) payable to the Purchasers pursuant to this Section exceed, in the aggregate, 6.0% of the aggregate purchase price paid by the Purchasers for the Second Closing Registrable Securities issued in the Second Closing. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within three (3) Business Days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of a Second Closing Event.

(d)
If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(e)
Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company shall use its commercially reasonable efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter.” The Purchasers shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which the Purchasers’ counsel reasonably objects. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser. Any cut-back imposed on the Purchasers pursuant to this Section 2(e) shall be among the Purchasers on a pro rata basis and shall be applied first to any of the Registrable Securities of such Purchaser as such Purchaser shall designate, unless the SEC Restrictions otherwise require or provide or the Purchasers otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date.

(f)
Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities conducted as an Underwritten Public Offering, the Company agrees, if requested, to cause its directors and officers to become bound by and to execute and deliver a customary lock-up agreement with the underwriter(s) of such Underwritten Public Offering restricting such directors’ and officers’ right to (a) transfer, directly or indirectly, any equity securities of the Company held by such directors and officers or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final prospectus relating to the Underwritten Public Offering and ending on the date specified by the underwriters (such period not to exceed ninety (90) days in the case of any registration or sale, plus such additional period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, if applicable). The terms of such lock-up agreements shall be negotiated among the Purchasers, the Company and the underwriters and shall include customary carve-outs from the restrictions on transfer set forth therein, including, but not limited to, carve-outs relating to transfers and dispositions in connection with (i) a bona fide gift or gifts, (ii) a transfer or disposition to any trust for the direct or indirect benefit of the holder or the immediate family of the holders, (iii) a qualified domestic order or in connection with a divorce settlement, (iv) a transfer or disposition to any investment fund, family partnership, family limited liability company or other entity controlled or managed by the holder, (v) a will or intestate succession to the legal representative, heir, beneficiary or immediate family of the holder upon the death of the holder, (vi) the exercise or exchange by the holder of any option or warrant to acquire any shares of Common Stock or options to purchase shares of Common Stock, in each case on a cash or on a “cashless” or “net exercise” basis, pursuant to any equity incentive plan of the Company approved by the Company’s Board of Directors, (vii) the holder’s receipt of any securities directly from the Company, including, but not limited to, equity awards received pursuant to any equity incentive plan of the Company approved by the Company’s Board of Directors, and (viii) any transfer made by or on behalf of the holder to satisfy tax withholding obligations pursuant to any equity incentive plans or arrangements approved by the Company’s Board of Directors; provided that, amongst other customary lock-up requirements, each transferee, donee or distributee shall agree to be bound by the lock-up agreement for the remainder of the lock-up period and any shares received or acquired by the holder pursuant to such transfers shall be subject to the terms of the lock-up agreement, as applicable.

SECTION 3. COMPANY OBLIGATIONS.
The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)
use best efforts to cause each such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Purchasers (the “Effectiveness Period”) and advise the Purchasers promptly in writing when the Effectiveness Period has expired;

(b)
prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)
provide copies to the Purchasers and permit a single legal counsel designated by PDL BioPharma, Inc. (and subject to the reasonable consent of the other Purchasers) to review each Registration Statement and all amendments and supplements in advance of their filing with the SEC and not file any document to which such counsel reasonably objects; provided that the Company shall have no obligation to delay the filing of such

Registration Statement, amendment or supplement if such legal counsel provides comments or objections to such Registration Statement, amendment or supplement less than two (2) Business Days prior to the filing of such Registration Statement, amendment or supplement;

(d)
furnish to the Purchasers and their legal counsel (i) immediately after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than twenty-four hours after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by the related Registration Statement;

(e)
use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment and to notify the Purchasers of the issuance of such order and the resolution thereof;

(f)
use commercially reasonable efforts to register or qualify (unless an exemption from the registration or qualification exists) or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such domestic jurisdictions as are reasonably requested by the Purchasers and do any and all other commercially reasonable acts or filings necessary or advisable to enable a distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdictions;

(g)
use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)
immediately notify the Purchasers, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)
otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth full fiscal quarter following the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j)
with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

(k)
obtain for delivery to the Purchasers being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Public Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Purchasers or underwriters, as the case may be, and their respective counsel;

(l)
in the case of an Underwritten Public Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Purchasers included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(m)
in the case of an Underwritten Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(n)	take no direct or indirect action prohibited by Regulation M under the Exchange Act; and

(o)
take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the registration and/or disposition of such Registrable Securities in accordance with the terms of this Agreement.

SECTION 4. OBLIGATIONS OF THE PURCHASERS.

(a)
Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser is to have any of the Registrable Securities included in such Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser is to have any of the Registrable Securities included in such Registration Statement. If any Purchaser fails to provide to the Company the information required by this Section 4(a) by such date, the Company shall not be obligated to include such Purchaser’s Registrable Securities in such Registration Statement and shall not be obligated to pay such Purchaser liquidated damages with respect to the lack of registration of such Registrable Securities under this Agreement.

(b)
Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

SECTION 5. INDEMNIFICATION.

(a)
Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls, or is alleged to control, such Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration to the extent Registrable Securities of such Purchaser were registered thereunder; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Purchaser’s behalf pursuant to a Purchaser’s affirmative request under Section 3(f) hereof; and the Company will reimburse such Purchaser, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, and provided further that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company.

(b)
Indemnification by the Purchasers. Each Purchaser who is named in a Registration Statement as a selling stockholder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or

Prospectus or amendment or supplement thereto and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of such Purchaser. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Section 5 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)
Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)
Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by a holder of Registrable Securities. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

SECTION 6. MISCELLANEOUS.

(a)
Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and each of the Purchasers. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each of the Purchasers; provided that in the event such action or omission to act relates solely to First Closing Registrable Securities, the Company shall be required only to obtain the written consent of PDL BioPharma, Inc. to such action or omission to act.

(b)	Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

(c)
Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)
Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of each of the Purchasers, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Purchasers in connection with such transaction unless such securities are otherwise freely tradable by the Purchasers after giving effect to such transaction.

(e)
Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)
Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)	Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)
Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)
Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)
Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to any choice of laws or conflict of laws provisions that would require the application of the laws of any other jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each party to this Agreement hereby irrevocably waives any defense in any such action, suit or proceeding that it is not personally subject to the jurisdiction of the above named courts and to the fullest extent permitted by applicable law, that the action, suit or proceeding in any such court is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

(l)
Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Purchaser, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Purchaser.  It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among Purchasers.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	EVOFEM BIOSCIENCES, INC.
By:	/s/ Saundra Pelletier
Name:	Saundra Pelletier
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

PURCHASER:	PDL BIOPHARMA, INC.
By:	/s/ Dominique P. Monnet
Name:	Dominique P. Monnet
Title:	President and CEO

PURCHASER:	INVESCO ASSET MANAGEMENT LTD., as agent for and on behalf of its discretionary managed clients
By:	/s/ Graeme Proudfoot
Name:	Graeme Proudfoot
Title:	Director

PURCHASER:	WOODFORD INVESTMENT MANAGEMENT LIMITED acting on behalf of funds under its management (WIM)
By:	/s/ Paul Green
Name:	Paul Green
Title:	Authorised Signatory

[Signature Page to Registration Rights Agreement]

EXHIBIT A
Plan of Distribution
The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.
The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.
The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.
The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.
To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement or (2) the date on which all of the shares may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 of the Securities Act and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.